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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                August 22, 1996
                                ---------------
                                (Date of Report)


                          AMERICAN CLASSIC VOYAGES CO.

             (Exact name of Registrant as specified in its charter)



                                    Delaware
                         -----------------------------
                         (State or other jurisdiction)




              0-9264                                    31-0303330
 -------------------------------           -----------------------------------
     (Commission file number)             (IRS employer identification number)


 Two North Riverside Plaza, Chicago, IL                                60606
 ----------------------------------------                            ----------
 (Address of principal executive offices)                            (Zip code)


                                 (312) 258-1890
               -------------------------------------------------
               (Registrant's telephone number, include area code)





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ITEM 5 - OTHER EVENTS

On August 22, 1996, American Classic Voyages Co. (the "Company") entered into an agreement to sell its subsidiary which owns the Maison Dupuy Hotel ("Hotel") in New Orleans to the Thayer Lodging Group ("Thayer") for $22 million in cash. In addition, the Company entered into a Profit Participation Agreement with Thayer which will provide for future payments ranging from $0.3 million to $2.0 million based on the future performance of the Hotel within the next seven years. The Company will also receive preferred rates at the Hotel for its passengers and employees who require lodging in New Orleans for the next two years. In return, the Company has agreed to provide Thayer a minimum of $0.6 million of this business in each of these years.

The transaction for the 198-room French Quarter hotel, which is the Company's only hotel property, is expected to close on October 16, 1996. Thayer has completed its due diligence and posted a non-refundable deposit of $1.0 million.

Upon the sale of the Hotel, the Company is required to paydown its outstanding borrowings under its credit agreement with a group of financial institutions with The Chase Manhattan Bank (formerly Chemical Bank), as agent (the "Credit Agreement"). The borrowing availability under the Credit Agreement will be reduced from $25.0 million to $15.0 million and the Company will be required every calendar year to comply with a 30-day clean-down period when the outstanding borrowings cannot exceed $7.5 million. The Company currently has $13.0 million outstanding under the Credit Agreement. The balance of the Hotel sale proceeds will be used for general corporate purposes.

ITEM 7  - FINANCIAL STATEMENTS AND EXHIBITS

     A. Financial Statements.
        --------------------

        Not Applicable.

     B. Pro Forma Financial Information.
        -------------------------------

        Not Applicable.

     C. Exhibits.
        --------

        2.   Purchase Agreement among Blackland Vistas, Inc.
             and Great AQ Steamboat Co. as seller and Thayer Hotel Investments L.P. as purchaser.

        99.  Press release of American Classic Voyages Co.
             dated August 27, 1996.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             AMERICAN CLASSIC VOYAGES CO.




                                             By:  /s/ Kathryn F. Gray
                                                 ------------------------
                                                  Kathryn F. Gray
                                                  Controller and Treasurer











Dated:  September 9, 1996















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